UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2017

SIRRUS CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-199818	81-4158931
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11340 Lakefield Drive, Suite 200 Johns Creek, GA	30097
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (888) 263-7622

N/A

(Former name or former address, if changed since last report)

With a copy to:

Philip Magri, Esq.

Magri Law, LLC

2642 NE 9th Avenue

Fort Lauderdale, FL 33334

T: 646.502.5900

F: 646.826.9200

pmagri@magrilaw.com

www.MagriLaw.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 7, 2017, Sirrus Corp., a Nevada corporation (the “Company”), entered into a Share Exchange Agreement (the “Exchange Agreement”) with Linux Labs Technologies, Inc., a Georgia corporation of which the Company’s Chief Technology Officer and the Chief Executive Officer, President and Chairman of the Board of Directors having voting and dispositive control (“Linux”). Pursuant to the Exchange Agreement, Linux exchanged 500 million (500,000,000) shares of common stock, par value $0.00001 per share (the “Common Stock”), of the Company for 100,000 shares of Series A Non-Convertible Preferred Stock and 200 million (200,000,000) shares of Common Stock of the Company for 2 million (2,000,000) shares of Series B Convertible Preferred Stock (the “Share Exchange”).

Following completion of the share exchange, there will be 730,533,560 shares of Sirrus Corp. common stock, 100,000 shares of Series A Non-Convertible Preferred Stock and 2,000,000 shares of Series B Convertible Preferred Stock issued and outstanding.

The Exchange Agreement is filed as Exhibit 10.1 to this Form 8-K and is hereby incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The Company issued Linux the 100,000 shares of Series A Non-Convertible Preferred Stock and 2,000,000 shares of Series B Convertible Preferred Stock disclosed under Item 1.01 of this Form 8-K in an exempt transaction pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended.

Item 3.03 Material Modification to Rights of Security Holders.

Pursuant to the Certificate of Designation for the Series A Non-Convertible Preferred Stock, the outstanding shares of Series A Convertible Preferred Stock shall vote together with the shares of Common Stock and other voting securities of the Company as a single class and, regardless of the number of shares of Series A Non-Convertible Preferred Stock outstanding and, as long as at least one of such shares of Series A Convertible Preferred Stock is outstanding, shall represent eighty percent (80%) of all votes entitled to be voted at any annual or special meeting of stockholders of the Company or action by written consent of stockholders. Pursuant to the Share Exchange Agreement disclosed under Item 1.01 of this Form 8-K, the Company issued 100,000 shares of Series A Non-Convertible Preferred Stock to Linux, in exchange for 500,000,000 shares of it Common Stock of the Company. As a result, Linux has the ability to control the Board of Directors and significantly influence the outcome of issues submitted to our stockholders. As a consequence, it may be difficult for investors to remove our Board Members and/or management. The ownership by Linux could also deter unsolicited takeovers, including transactions in which stockholders might otherwise receive a premium for their shares over then current market prices. Notwithstanding the foregoing, Linux remains bound by his fiduciary obligations to the stockholders of the Company and to act in good faith under the Nevada Revised Statutes and Bylaws of the Company.

Also, the Series A Non-Convertible Preferred Stock and Series B Convertible Preferred Stock have liquidation preference over the Company’s outstanding Common Stock in the event there is a liquidation, winding up or dissolution of the Company.

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Item 8.01 Other Events.

Series A Non-Convertible Preferred Stock

On December 7, 2017, the Company filed a Certificate of Designation with the Secretary of State of Nevada therein designating out of the 100,000,000 authorized “blank check” shares of Preferred Stock, a class of Preferred Stock as “Series A Non-Convertible Preferred Stock” consisting of 100,000 shares (the “Series A Certificate of Designation”).

Set forth below is a summary of the Series A Certificate of Designation is qualified by its entirety to the Certificate of Designation filed with the Secretary of State, a copy of which is filed as Exhibit 3.1 to this Form 8-K.

Voting

Generally, the outstanding shares of Series A Non-Convertible Preferred Stock shall vote together with the shares of Common Stock and other voting securities of the Company as a single class and, regardless of the number of shares of Series A Non-Convertible Preferred Stock outstanding, and as long as at least one share of Series A Non-Convertible Preferred Stock is outstanding, such shares shall represent eighty percent (80%) of all votes entitled to be voted at any annual or special meeting of stockholders of the Company or action by written consent of stockholders. Each outstanding share of the Series A Non-Convertible Preferred Stock shall represent its proportionate share of the 80% which is allocated to the outstanding shares of Series A Non-Convertible Preferred Stock.

Dividends

The holders of shares of Series A Non-Convertible Preferred Stock shall not be entitled to receive any dividends.

Ranking

The Series A Non-Convertible Preferred Stock shall, with respect to distribution rights on liquidation, winding up and dissolution, (i) rank senior to any of the shares of Common Stock of the Company, and any other class or series of stock of the Company which by its terms shall rank junior to the Series A Non-Convertible Preferred Stock, and (ii) rank junior to any other series or class of preferred stock of the Company and any other class or series of stock of the Company which by its term shall rank senior to the Series A Non-Convertible Preferred Stock.

So long as any shares of Series A Non-Convertible Preferred Stock are outstanding, the Company shall not alter or change any of the powers, preferences, privileges or rights of the Series A Non-Convertible Preferred Stock, without first obtaining the approval by vote or written consent, in the manner provided by law, of the holders of at least a majority of the outstanding shares of Series A Non-Convertible Preferred Stock, as to changes affecting the Series A Non-Convertible Preferred Stock.

Redemption

The shares of the Series A Non-Convertible Preferred Stock are not redeemable.

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Protection Provisions

So long as any shares of Series A Non-Convertible Preferred Stock are outstanding, the Company shall not, without first obtaining the approval (by vote or written consent, as provided by the Nevada Business Corporation Act) of the Holders of at least a majority of the then outstanding shares of Series A Non-Convertible Preferred Stock:

(a)	alter or change the rights, preferences or privileges of the Series A Non-Convertible Preferred Stock;

(b)	alter or change the rights, preferences or privileges of any capital stock of the Company so as to affect adversely the Series A Non-Convertible Preferred Stock;

(c)

create any new class or series of capital stock having a preference over the Series A Non-Convertible Preferred Stock as to distribution of assets upon liquidation, dissolution or winding up of the Company (as previously defined, “Senior Securities”);

(d)

create any new class or series of capital stock ranking pari passu with the Series A Non-Convertible Preferred Stock as to distribution of assets upon liquidation, dissolution or winding up of the Company (as previously defined, “Pari Passu Securities”);

(e)	increase the authorized number of shares of Series A Non-Convertible Preferred Stock;

(f)	issue any shares of Series A Non-Convertible Preferred Stock other than pursuant to the Securities Purchase Agreement with the original parties thereto;

(g)	issue any additional shares of Senior Securities; or

(h)	redeem, or declare or pay any cash dividend or distribution on, any Junior Securities.

Merger, Consolidation, Etc.

If at any time or from time to time there shall be (i) a merger, or consolidation of the Company with or into another corporation, (ii) the sale of all or substantially all of the Company’s capital stock or assets to any other person, (iii) any other form of business combination or reorganization in which the Company shall not be the continuing or surviving entity of such business combination or reorganization, or (iv) any transaction or series of transactions by the Company in which in excess of 50 percent of the Company’s voting power is transferred (each, a “Reorganization”), then as a part of such Reorganization, provision shall be made so that the holders of the Series A Non-Convertible Preferred Stock shall thereafter be entitled to receive the same kind and amount of stock or other securities or property (including cash) of the Company, or of the successor corporation resulting from such Reorganization.

Series B Convertible Preferred Stock

On December 7, 2017, the Company filed a Certificate of Designation with the Secretary of State of Nevada therein designating out of the 100,000,000 authorized “blank check” shares of Preferred Stock, a class of Preferred Stock as “Series B Convertible Preferred Stock” consisting of 10 million (10,000,000) shares (the “Series B Certificate of Designation”).

Set forth below is a summary of the Series B Certificate of Designation and is qualified by its entirety to the Certificate of Designation filed with the Secretary of State, a copy of which is filed as Exhibit 3.2 to this Form 8-K.

Conversion

Each holder of Series B Preferred Stock (“Holder”) shall have the right, at such Holder’s option, at any time or from time to time from and after the day immediately following the date the Series B Preferred Stock is first issued, to convert each share (“Share”) of Series B Preferred Stock into One Hundred (100) fully-paid and non-assessable share of Common Stock.

Rank

Except as specifically provided below, the Series B Preferred Stock shall, with respect to dividend rights, rights on liquidation, winding up and dissolution, rank junior to the Series A Non-Convertible Preferred Stock of the Company and senior to (i) all classes of Common Stock of the Company and (ii) any class or series of capital stock of the Company hereafter created (unless, with the consent of the Holder(s) of Series B Preferred Stock).

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Liquidation Preference

Except as otherwise provided by the Nevada Revised Statutes and subject to the provisions of the Certificate of Designation, in the event of any voluntary or involuntary liquidation, dissolution, or winding up of the Company, the Holders of shares of the Series B Preferred Stock then outstanding shall be entitled to be paid, out of the assets of the Company available for distribution to its stockholders, whether from capital, surplus or earnings, an amount equal to the Stated Value.

Liquidation

In the event of any voluntary or involuntary liquidation, dissolution, or winding up of the Company, the Holders of shares of the Series B Preferred Stock then outstanding shall be entitled to be paid, out of the assets of the Company available for distribution to its stockholders, whether from capital, surplus or earnings, an amount equal to the Stated Value per share.

Dividends/Stock Splits

If the Company declares or pays a dividend or distribution on the Common Stock, whether such dividend or distribution is payable in cash, securities or other property, including the purchase or redemption by the Company of shares of Common Stock for cash, securities or property, but excluding any repurchases of Common Stock held by employees or consultants of the Company upon termination of their employment or services pursuant to agreements providing for such repurchase, the Company shall simultaneously declare and pay a dividend on the Series B Preferred Stock on a pro rata basis with the Common Stock determined on an as-converted basis assuming all outstanding shares of Series B Preferred Stock had been converted as of immediately prior to the record date of the applicable dividend (or if no record date is fixed, the date as of which the record holders of Common Stock entitled to such dividends are to be determined).

The number of shares of Common Stock of the Company issuable pursuant to the conversion of outstanding shares of Series B Preferred Stock shall be adjusted for any forward stock splits, but not any reverse stock splits, by the Company of its outstanding shares of Common Stock.

Voting Rights

Each holder of outstanding Shares of Series B Preferred Stock shall be entitled to vote with holders of outstanding shares of Common Stock, voting together as a single class, with respect to any and all matters presented to the stockholders of the Company for their action or consideration (whether at a meeting of stockholders of the Company, by written action of stockholders in lieu of a meeting or otherwise), except as provided by law. In any such vote, each Share of Series B Preferred Stock shall be entitled to a number of votes equal to the number of shares of Common Stock into which the Share is convertible as of the record date for such vote or written consent or, if there is no specified record date, as of the date of such vote or written consent. Each holder of outstanding Shares of Series B Preferred Stock shall be entitled to notice of all stockholder meetings (or requests for written consent) in accordance with the Company's bylaws.

To the extent that under the Nevada Revised Statutes the vote of the Holders of the Series B Preferred Stock, voting separately as a class or series, as applicable, is required to authorize a given action of the Company, the affirmative vote or consent of the Holders of at least a majority of the shares of the Series B Preferred Stock represented at a duly held meeting at which a quorum is present or by written consent of a majority of the shares of Series B Preferred Stock (except as otherwise may be required under the Nevada Revised Statutes) shall constitute the approval of such action by the class. To the extent that under the Nevada Revised Statutes, Holders of the Series B Preferred Stock are entitled to vote on a matter with Holders of Common Stock, voting together as one class, each share of Series B Preferred Stock shall be entitled to twenty (100) vote(s).

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Protection Provisions

So long as any shares of Series B Preferred Stock are outstanding, the Company shall not, without first obtaining the approval (by vote or written consent, as provided by the Nevada Revised Statutes) of the Holders of at least a majority of the then outstanding shares of Series B Preferred Stock:

(a)	alter or change the rights, preferences or privileges of the Series B Preferred Stock;

(b)	alter or change the rights, preferences or privileges of any capital stock of the Company so as to affect adversely the Series B Preferred Stock;

(c)

create any new class or series of capital stock having a preference over the Series B Preferred Stock as to distribution of assets upon liquidation, dissolution or winding up of the Company (as previously defined, “Senior Securities”);

(d)

create any new class or series of capital stock ranking pari passu with the Series B Preferred Stock as to distribution of assets upon liquidation, dissolution or winding up of the Company (as previously defined, “Pari Passu Securities”);

(e)	increase the authorized number of shares of Series B Preferred Stock;

(f)	issue any additional shares of Senior Securities; or

(g)	redeem, or declare or pay any cash dividend or distribution on, any Junior Securities.

Merger, Consolidation, Etc.

If at any time or from time to time there shall be (i) a merger, or consolidation of the Company with or into another corporation, (ii) the sale of all or substantially all of the Company’s capital stock or assets to any other person, (iii) any other form of business combination or reorganization in which the Company shall not be the continuing or surviving entity of such business combination or reorganization, or (iv) any transaction or Series of transactions by the Company in which in excess of 50 percent of the Company’s voting power is transferred (each, a “Reorganization”), then as a part of such Reorganization, provision shall be made so that the Holders of the Series B Preferred Stock shall thereafter be entitled to receive the same kind and amount of stock or other securities or property (including cash) of the Company, or of the successor corporation resulting from such Reorganization.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.:	Description:

3.1	Series A Non-Convertible Preferred Stock Certificate of Designation, effective December 7, 2017
3.2	Series B Convertible Preferred Stock Certificate of Designation, effective December 7, 2017
10.1	Share Exchange Agreement, dated December 7, 2017, between Sirrus Corp. and Linux Labs Technologies, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIRRUS CORP.

Dated: December 8, 2017	By:	/s/ Sparrow Marcioni
Sparrow Marcioni
President and Chief Executive Officer
(Principal Executive Officer)

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